Exhibit 99.1

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. NUTRISYSTEM, INC. C/O BROADRIDGE ISSUER SOLUTION INC VOTE BY PHONE - 1-800-690-6903 PO BOX 1342 Use any touch-tone telephone to transmit your voting instructions up until 11:59 BRENTWOOD, NY 11717 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. 1 Investor Address Line 1 VOTE BY MAIL Investor Address Line 2 Mark, sign and date your proxy card and return it in the postage-paid envelope we have Investor Address Line 3 1 1 OF provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, Investor Address Line 4 NY 11717. Investor Address Line 5 John Sample 1234 ANYWHERE STREET 2 ANY CITY, ON A1A 1A1 CONTROL # NAME THE COMPANY NAME INC. - COMMON SHARES 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 PAGE 1 OF 2 x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. 2 0 The Board of Directors recommends you vote FOR 0000000000 proposals 1, 2 and 3. For Against Abstain 1. To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of December 9,2018, as 0 0 0 it may be amended from time to time, by and among Tivity Health, Inc., Sweet Acquisition, Inc. and Nutrisystem, Inc. 2. To consider and vote on a proposal to approve the adjournment of the special meeting if necessary or 0 0 0 appropriate, including to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve Proposal 1. 3. To consider and vote on a proposal to approve, on an advisory (non-binding) basis, certain compensation that 0 0 0 may be paid or become payable to Nutrisystem, Inc.’s named executive officers in connection with, or following, the closing of the merger contemplated by the agreement referred to in Proposal 1 or in the absence of a quorum. . 17 . 1 . 0 R1 _ 1 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. 0000393735 SHARES CUSIP # JOB # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 5, 2019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NUTRISYSTEM, INC. The undersigned hereby constitutes and appoints Michael P. Monahan and Ralph J. Mauro, and each or either of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of our common stock to which the undersigned may be entitled to vote at the Special Meeting of our Stockholders to be held on March 5, 2019, at 9:00 a.m. (ET), at Fort Washington Executive Center, 600 Office Center Drive, Fort Washington, Pennsylvania 19034 and at any adjournment or postponement thereof, as follows: This proxy will be voted as specified. If a choice is not specified, the shares represented by this proxy will be voted “FOR” Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3. R1.0.1.17 _ 2 0000393735 Continued and to be signed on reverse side